Exhibit 99.1

N E W S     R E L E A S E

FOR IMMEDIATE RELEASE	CONTACT:
Mary Kerr
Vice President
Investor & Public Relations
(717) 751-3071
mkerr@bonton.com

THE BON-TON STORES, INC. ANNOUNCES

EXCHANGE OFFER AND CONSENT SOLICITATION

York, PA, June 4, 2012  — The Bon-Ton Stores, Inc. (NASDAQ: BONT) (“Bon-Ton”) today announced that The Bon-Ton Department Stores, Inc., a wholly-owned subsidiary of Bon-Ton (the “Issuer”), has commenced an offer to certain eligible noteholders described below to exchange any and all of its outstanding 10 1/4% Senior Notes due 2014 (CUSIP Nos 09776NAB8 and 09776NAA0, ISIN USU09818AA04) (the “Old Notes”) for newly issued 10 5/8% Second Lien Senior Secured Notes due 2017 (the “New Notes”), upon the terms and conditions set forth in the Confidential Offering Memorandum and Consent Solicitation Statement dated June 4, 2012 (the “Exchange Offer”).

The purpose of the Exchange Offer is to enhance Bon-Ton’s financial flexibility by refinancing the Old Notes to 2017.

Eligible holders that validly tender and do not validly withdraw their Old Notes in the Exchange Offer prior to 5:00 p.m., New York City time, on June 15, 2012 (the “Early Deadline”) will receive $1,000 in principal amount of New Notes per $1,000 principal amount of Old Notes, which includes a “Consent and Early Tender Payment” of $30 in principal amount of New Notes.  For any Old Notes tendered after the Early Deadline, eligible holders will receive $970 in principal amount of New Notes per $1,000 principal amount of Old Notes.  Eligible holders will also receive accrued and unpaid interest in cash on the exchanged Old Notes through, but not including, the settlement date for the Exchange Offer.

The New Notes will be secured by a second-priority lien on substantially all of the current and future assets of Bon-Ton and certain subsidiaries of Bon-Ton and will mature on July 15, 2017.

In conjunction with the Exchange Offer, the Issuer is soliciting consents (the “Consent Solicitation”) to amend the indenture governing the Old Notes. There is no minimum amount of Old Notes that must be tendered in the Exchange Offer, and the Exchange Offer is not conditioned upon the completion of the Consent Solicitation.  However, if consents from holders of a majority of the Old Notes are not received, interests in new second lien secured loans, and not New Notes, will be delivered in exchange for the Old Notes tendered in the Exchange Offer. Holders who tender their Old Notes in the Exchange Offer will be deemed to have submitted consents pursuant to the Consent Solicitation.

The Exchange Offer and Consent Solicitation will expire at 12:00 midnight, New York City time, on July 3, 2012 (unless extended). Tendered Old Notes may be validly withdrawn at any time prior to 5:00 p.m., New York City time, on June 15, 2012, but not thereafter.

Available Documents and Other Details

Documents relating to the Exchange Offer and Consent Solicitation will only be distributed to noteholders who complete and return an eligibility form confirming that they are either a “qualified institutional buyer” under Rule 144A or not a “U.S. person” under Regulation S for purposes of applicable securities laws. Noteholders who desire to complete an eligibility form should either visit the website for this purpose at http://www.dfking.com/bonton or request instructions by sending an e-mail to bonton@dfking.com or calling D. F. King & Co., Inc., the information agent for the Exchange Offer and Consent Solicitation, at (800) 848-3416 (U.S. Toll-free) or (212) 269-5550 (Collect).

The New Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable securities laws and, unless so registered, the New Notes may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account of any U.S. person, except pursuant to an exemption from the registration requirements thereof. Accordingly, the New Notes are being offered and issued only (i) in the United States to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and (ii) outside the United States to non-U.S. persons (as defined in Regulation S under the Securities Act) who are “non-U.S. qualified offerees” within the meaning of Article 2.1(e) of the Prospectus Directive as adopted within each relevant member state of the European Economic Area, in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act. The Issuer will enter into a registration rights agreement in connection with the Exchange Offer, pursuant to which, under certain circumstances, it will agree to file an exchange offer registration statement or a shelf registration statement with respect to the New Notes. Under the terms of the registration rights agreement, the Issuer will not be required to make the registered exchange offer if certain conditions are satisfied, including that the New Notes are freely tradable under Rule 144 of the Securities Act before the required date for the consummation of the Exchange Offer under the registration rights agreement.

In the event that the Consent Solicitation is not consummated and we issue new second lien secured loans in lieu of the New Notes, we will only make the second lien secured loans available to holders of Old Notes that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act).

The complete terms and conditions of the Exchange Offer and Consent Solicitation are set forth in the informational documents relating to the Exchange Offer and Consent Solicitation. This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell the New Notes. The Exchange Offer is only being made pursuant to the Confidential Offering Memorandum and Consent Solicitation Statement and the related letter of transmittal. The Exchange Offer is not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

Certain information included in this press release contains statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements, which may be identified by words such as “may,” “could,” “will,” “plan,” “expect,” “anticipate,” “estimate,” “project,” “intend” or other similar expressions, involve important risks and uncertainties that could significantly affect results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company.   Factors that could cause such differences include, but are not limited to, risks related to retail businesses generally; a significant and prolonged deterioration of general economic conditions which could negatively impact the Company, including the potential write-down of the current valuation of intangible assets and deferred taxes; changes in the terms of the Company’s proprietary credit card program; potential increase in pension obligations; consumer spending patterns, debt levels, and the availability and cost of consumer credit; additional competition from existing and new competitors; inflation; deflation; changes in the costs of fuel and other energy and transportation costs; weather conditions that could negatively impact sales; uncertainties associated with expanding or remodeling existing stores; the ability to attract and retain qualified management; the dependence upon relationships with vendors and their factors; a data security breach or system failure; the ability to reduce or control SG&A expenses, including initiatives to reduce expenses and improve efficiency; operational disruptions; unsuccessful marketing initiatives; the failure to successfully implement our key strategies, including initiatives to improve our merchandising, marketing and operations; adverse outcomes in litigation; the incurrence of unplanned capital expenditures; the ability to obtain financing for working capital, capital expenditures and general corporate purpose; the impact of new regulatory requirements including the Credit Card Accountability Responsibility and Disclosure Act of 2009 and the Health Care Reform Act; the inability or limitations on the Company’s ability to favorably adjust the valuation allowance on deferred tax assets; and the financial condition of mall operators.  Additional factors that could cause the Company’s actual results to differ from those contained in these forward-looking statements are discussed in greater detail under Item 1A of the Company’s Form 10-K filed with the Securities and Exchange Commission.

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